Business combinations and other significant transactions	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Business combinations and other significant transactions
Business combinations and other significant transactions
Business combinations
BP undertook a number of business combinations in 2018. For the full year, total consideration paid in cash amounted to $7,100 million, offset by cash acquired of $114 million.
On 31 October 2018, BP acquired from BHP Billiton Petroleum (North America) Inc. 100% of the issued share capital of Petrohawk Energy Corporation, a wholly owned subsidiary of BHP that holds a portfolio of unconventional onshore US oil and gas assets.
The acquisition brings BP extensive oil and gas production and resources in the liquids-rich regions of the Permian and Eagle Ford basins in Texas and in the Haynesville gas basin in Texas and Louisiana.
The total consideration for the transaction, after customary closing adjustments and the effect of discounting deferred payments, is $10,302 million, which will all be paid in cash. As at 31 December 2018, $6,788 million of the consideration had been paid. The remaining discounted amount of $3,514 million is included within other payables on the group balance sheet and will be paid in four instalments, with the final instalment being paid in April 2019.
The transaction has been accounted for as a business combination using the acquisition method. The provisional fair values of the identifiable assets and liabilities acquired, as at the date of acquisition, are shown in the table below. No goodwill has been recognized on the acquisition.

$ million
2018
Assets
Property, plant and equipment	10,845
Intangible assets	21
Inventories	27
Trade and other receivables	493
Cash	104
Liabilities
Trade and other payables	(659)
Provisions	(323)
Non-controlling interest	(206)
Total consideration	10,302

The acquisition-date fair values of the assets and liabilities acquired are provisional. As we gain further understanding of the acquired properties and development options, these fair values may be adjusted.
An analysis of the cash flows relating to the acquisition included within the cash flow statement for 2018 is provided below.

$ million
2018
Transaction costs of the acquisition (included in cash flows from operating activities)	62
Interest on deferred payments (included in cash flows from operating activities)	21
Cash consideration paid, net of cash acquired (included in cash flows from investing activities)	6,684
Total net cash outflow for the acquisition	6,767

From the date of acquisition to 31 December 2018, the acquired activities generated revenues of $472 million and profit before tax of $49 million. If the business combination had taken place on 1 January 2018, it is estimated that the acquired activities would have generated revenues of $2,798 million and profit before tax of $431 million.
In addition to the BHP transaction described above, BP undertook a number of other individually insignificant business combinations in 2018.
Other significant transactions
On 18 December 2018, BP purchased an additional 16.5% interest in the Clair field in the North Sea, as part of the agreements with ConocoPhillips in which ConocoPhillips simultaneously purchased BP's entire 39.2% interest in the Greater Kuparuk Area on the North Slope of Alaska. The purchase gives BP a 45.1% interest in Clair in total. Gross payments made and received of $1,739 million and $1,490 million are included in Capital expenditure and Proceeds from disposals of businesses, net of cash acquired, respectively, in the group cash flow statement. Goodwill of $804 million, resulting from the recognition of a deferred tax liability as part of the transaction accounting, has been recognized on the purchase of the interest in the Clair field.